            SEVENTH AMENDMENT AND LIMITED WAIVER TO THIRD AMENDED AND
                            RESTATED CREDIT AGREEMENT
                            DATED AS OF MARCH 8, 2005

      This SEVENTH AMENDMENT AND LIMITED WAIVER TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (together with all Exhibits, Schedules and Annexes hereto, this "Amendment") is among CORRECTIONS CORPORATION OF AMERICA, a Maryland corporation (the "Borrower"), the Lenders (as defined below) and LEHMAN COMMERCIAL PAPER INC., as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

                             PRELIMINARY STATEMENTS:

      A. The Borrower, the lenders party thereto (the "Lenders"), the Administrative Agent, Lehman Brothers Inc., as lead arranger and sole book-running manager, Deutsche Bank Securities Inc. and UBS Warburg LLC, as co-syndication agents, and Societe Generale, as documentation agent, have entered into a Third Amended and Restated Credit Agreement, dated as of May 3, 2002 (together with all Annexes, Exhibits and Schedules thereto and as amended, modified or supplemented from time to time, the "Credit Agreement"; capitalized terms used and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement; terms defined in Section 1 hereof are used herein as defined therein); and

      B. The Borrower desires to amend the Credit Agreement to permit the incurrence of additional unsecured Indebtedness to be used for the purpose of purchasing Senior Notes, prepaying a portion of the Tranche D Term Loans and paying premiums, fees, costs and expenses incurred in connection therewith or relating thereto, and the Required Lenders have agreed to amend the Credit Agreement to permit the incurrence of such Indebtedness, the purchase of such Senior Notes and certain related matters upon the terms and conditions set forth herein.

      NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. LIMITED WAIVER TO CREDIT AGREEMENT TO BE EFFECTIVE ON THE SEVENTH AMENDMENT EFFECTIVE DATE. The Lenders hereby waive any noncompliance with the provisions of Section 7.9(a) of the Credit Agreement (and any corresponding Default or Event of Default) that may occur solely as a result of the Borrower's offer to purchase the Senior Notes.

2. AMENDMENTS TO CREDIT AGREEMENT TO BE EFFECTIVE ON THE SEVENTH AMENDMENT EFFECTIVE DATE.

      (a) Section 1.1 of the Credit Agreement is hereby amended by inserting the following definitions in the appropriate alphabetical position:

            "2005 Note Purchase Agreement": the Note Purchase Agreement, dated [______], 2005, among the Borrower, certain Subsidiaries of the Borrower, Lehman Brothers Inc. and the other initial purchasers of the 2005 Senior Notes.(1)

            "2005 Registration Rights Agreement": the Registration Rights Agreement, dated [______], 2005, among the Borrower, certain Subsidiaries of the Borrower, Lehman Brothers Inc. and the other initial purchasers of the 2005 Senior Notes.

            "2005 Senior Note Documentation": the 2005 Senior Note Indenture, the 2005 Senior Note Purchase Agreement and the 2005 Registration Rights Agreement, together with any other instruments and agreements entered into by the Borrower or its Subsidiaries in connection therewith, as the same may be amended, supplemented, replaced or otherwise modified from time to time in accordance with this Agreement.

            "2005 Senior Note Indenture": the Indenture, dated as of [_______], 2005, entered into by the Borrower, certain of its Subsidiaries and U.S. Bank National Association, as Trustee, in connection with the issuance of the 2005 Senior Notes, as the same may be amended, supplemented, replaced or otherwise modified from time to time in accordance with this Agreement.

            "2005 Senior Notes": the unsecured notes of the Borrower due 2013 issued from time to time pursuant to the 2005 Senior Note Indenture, including the registered notes issued under the Indenture pursuant to the 2005 Registration Rights Agreement.

      (b) The definition of "Material Debt Instruments" in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

            "Material Debt Instruments": collectively, the Senior Notes Indenture, the PMI Note Purchase Agreement, the MDP Note Purchase Agreement, the Existing 12% Senior Note Indenture, the documentation governing any Qualified Trust Indebtedness or Indebtedness incurred under Sections 7.2(h) or (i), the 2Q 2003 Senior Note Documentation, the 3Q 2003 Senior Note Documentation and the 2005 Senior Note Documentation, as the same may be amended, supplemented replaced as otherwise modified from time to time in accordance with this Agreement.

      (c) Section 7.2 of the Credit Agreement is hereby amended by (1) deleting the word "and" at the end of paragraph (q), (2) deleting the period at the end of paragraph (r) and inserting "; and" in lieu thereof and (3) inserting the following new paragraph (s) at the end thereof:

-------------------
(1) Each of the parties hereto hereby agrees that on the Seventh Amendment Effective Date the Administrative Agent may and shall complete the definitions of "2005 Note Purchase Agreement," "2005 Registration Rights Agreement," "2005 Senior Note Indenture" and "2005 Senior Notes," as appropriate.

            (s) (i) Unsecured Indebtedness of the Borrower created under the 2005 Senior Note Indenture in respect of the 2005 Senior Notes in an aggregate principal amount not to exceed $400,000,000; provided that (y) the proceeds of such Indebtedness are used on or promptly following the date of the issuance thereof to (A) purchase Senior Notes, (B) prepay the Tranche D Term Loans in an amount greater than or equal to $50,000,000 and
      (C) pay premiums, fees, costs and expenses incurred in connection with the purchase of Senior Notes, the amendment of the Senior Note Indenture and the issuance and sale of the 2005 Senior Notes and (z) no Default or Event of Default exists and is continuing at the time of issuance thereof (both before and after giving effect thereto), (ii) any Indebtedness refunding or refinancing the 2005 Senior Notes; provided that (w) such Indebtedness is in an aggregate principal amount not greater than the aggregate principal amount of the Indebtedness being refunded or refinanced plus the amount of any premiums, fees, costs and expenses incurred in connection with such refunding or refinancing, (x) such Indebtedness has a later or equal final maturity and longer or equal weighted average life to maturity than the Indebtedness being refunded or refinanced, (y) the covenants, events of default, subordination and other provisions of such Indebtedness (including any guarantees thereof) shall be, in the aggregate, no less favorable to the Lenders than those governing the Indebtedness being refunded or refinanced and (z) no Default or Event of Default exists and is continuing at the time of issuance thereof (both before and after giving effect thereto) and (iii) Guarantee Obligations of any Subsidiary Guarantor in respect of Indebtedness permitted under clauses (i) and (ii) of this Section 7.2(s);

      (d) Section 7.9(a) of the Credit Agreement is hereby amended by (1) deleting the word "and" at the end of clause (i) thereof, (2) inserting the word "and" immediately after the word "refinanced" at the end of clause (ii) thereof and (3) inserting the following new clause (iii) immediately prior to the semicolon at the end thereof:

            (iii) purchase Senior Notes with Indebtedness permitted under
      Section 7.2(s)

      (e) Section 7.9(b) of the Credit Agreement is hereby amended by inserting the following proviso immediately prior to the comma at the end thereof:

            ; provided, that the Borrower and its Subsidiaries shall be permitted to amend, modify or change, or consent or agree to amendments, modifications or changes of, the Senior Note Indenture to eliminate events of default other than payment defaults and to eliminate substantially all of the covenants set forth therein, and in connection therewith to make payments to holders of Senior Notes in an amount not to exceed $30 for each $1,000 principal amount of Senior Notes

3. CONDITIONS TO EFFECTIVENESS.

      The effectiveness of the limited waiver contained in Section 1 and the amendments contained in Section 2 of this Amendment are conditioned upon satisfaction of the following conditions (the date on which all such conditions have been satisfied being referred to herein as the "Seventh Amendment Effective Date"):

      (a) the Administrative Agent shall have received signed written authorization from the requisite Lenders to execute this Amendment on behalf of such Lenders, and shall have received counterparts of this Amendment signed by the Borrower, and counterparts of the consent of the Subsidiary Guarantors attached hereto as Annex 1 (the "Consent") executed by each of the Subsidiary Guarantors;

      (b) each of the representations and warranties in Section 4 below shall be true and correct in all material respects on and as of the Seventh Amendment Effective Date;

      (c) the Administrative Agent shall have received payment in immediately available funds of all expenses incurred by the Administrative Agent (including, without limitation, legal fees) for which invoices have been presented on or before the Seventh Amendment Effective Date; and

      (d) the Administrative Agent shall have received such other documents, instruments, certificates, opinions and approvals as it may reasonably request.

4. REPRESENTATIONS AND WARRANTIES.

      The Borrower represents and warrants to the Administrative Agent and the Lenders as follows:

      (a) Authority. The Borrower has the requisite corporate power and authority to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement (as modified hereby). Each of the Subsidiary Guarantors has the requisite corporate or other organizational power and authority to execute and deliver the Consent. The execution, delivery and performance (i) by the Borrower of this Amendment and the Credit Agreement (as modified hereby) and the transactions contemplated hereby and thereby and (ii) by the Subsidiary Guarantors of the Consent, in each case, have been duly approved by all necessary corporate or other action of such Person, and no other corporate or other organizational proceedings on the part of each such Person are necessary to consummate such transactions.

      (b) Enforceability. This Amendment has been duly executed and delivered by the Borrower. The Consent has been duly executed and delivered by each of the Subsidiary Guarantors. Each of this Amendment and the Consent and, after giving effect to this Amendment, the Credit Agreement and the other Loan Documents (i) is the legal, valid and binding obligation of each Loan Party party hereto and thereto, enforceable against such Loan Party in accordance with its terms, except as may be limited by laws relating to the enforcement of creditors' rights and general equitable principles (whether enforcement is sought by proceedings in equity or at law) and (ii) is in full force and effect. Neither the execution, delivery or performance of this Amendment, of the Consent or of the Credit Agreement (as modified hereby), nor the performance of the transactions contemplated hereby or thereby, will adversely affect the validity, perfection or priority of the Administrative Agent's Lien on any of the Collateral or its ability to realize thereon.

      (c) Representations and Warranties. After giving effect to this Amendment, the representations and warranties contained in the Credit Agreement and the other Loan Documents (other than any such representations and warranties that, by their terms, are specifically made as of a date other than the date hereof) are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof.

      (d) No Conflicts. Neither the execution and delivery of this Amendment, the Consent or the Credit Agreement (as modified hereby), nor the consummation of the transactions contemplated hereby and thereby, nor the performance of and compliance with the terms and provisions hereof or thereof by any Loan Party will, at the time of such performance, (a) violate or conflict with any provision of its articles or certificate of incorporation or bylaws or other organizational or governing documents of such Person, (b) violate, contravene or materially conflict with any Requirement of Law or any other law, regulation (including, without limitation, Regulation U or Regulation X), order, writ, judgment, injunction, decree or permit applicable to it, except for any violation, contravention or conflict which could not reasonably be expected to have a Material Adverse Effect, (c) (i) violate, contravene or conflict with the contractual provisions of, or cause an event of default under, any Loan Document or (ii) violate, contravene or conflict with the contractual provisions of, or cause an event of default under, any other loan agreement, indenture, mortgage, deed of trust, contract or other agreement or instrument to which it is a party or by which it may be bound or (d) result in or require the creation of any Lien (other than those contemplated in or created in connection with the Loan Documents) upon or with respect to its properties. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the transactions contemplated hereby.

      (e) No Default. Both before and after giving effect to this Amendment and the transactions contemplated hereby, no event has occurred and is continuing that constitutes a Default or Event of Default.

5. REFERENCE TO AND EFFECT ON CREDIT AGREEMENT.

      (a) Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby. This Amendment is a Loan Document.

      (b) Except as specifically modified above, the Credit Agreement and the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations under and as defined therein, in each case as modified hereby.

      (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Secured Party under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents.

6. COUNTERPARTS.

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
      This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

7. SEVERABILITY.

      Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

8. GOVERNING LAW.

      This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                            [Signature page follows]

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

                                 CORRECTIONS CORPORATION OF AMERICA,
                                 as Borrower

                                 By:        /s/ John D. Ferguson
                                     ---------------------------------------
                                     Name:  John D. Ferguson
                                     Title: President and Chief Executive
                                            Officer

                                 LEHMAN COMMERCIAL PAPER INC.,
                                 as Administrative Agent and on behalf of the Required Lenders

                                 By:          /s/ Ritam Bhalla
                                     ------------------------------------------
                                     Name:  Ritam Bhalla
                                     Title: Authorized Signatory

                        [signatures continued next page]

                                                                         Annex 1

                        CONSENT OF SUBSIDIARY GUARANTORS

      Each of the undersigned is a Subsidiary Guarantor of the Obligations of the Borrower under the Credit Agreement and hereby (a) consents to the foregoing Amendment, (b) acknowledges that notwithstanding the execution and delivery of the foregoing Amendment, the obligations of each of the undersigned Subsidiary Guarantors are not impaired or affected and all guaranties given to the holders of Obligations and all Liens granted as security for the Obligations continue in full force and effect, and (c) confirms and ratifies its obligations under the Guarantee and Security Agreement and each other Loan Document executed by it. Capitalized terms used herein without definition shall have the meanings given to such terms in the Amendment to which this Consent is attached or in the Credit Agreement referred to therein, as applicable. This Consent shall be governed by, and construed in accordance with, the laws of the State of New York.

                            [Signature page follows]

      IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Consent of Subsidiary Guarantors as of March 8, 2005.

                                    CCA OF TENNESSEE, LLC
                                    PRISON REALTY MANAGEMENT, INC.
                                    TECHNICAL AND BUSINESS INSTITUTE OF
                                    AMERICA, INC.
                                    CCA INTERNATIONAL, INC.
                                    CCA PROPERTIES OF AMERICA, LLC
                                    CCA PROPERTIES OF ARIZONA, LLC
                                    CCA PROPERTIES OF TENNESSEE, LLC
                                    CCA WESTERN PROPERTIES, INC.

                                    By       /s/ John D. Ferguson
                                        ---------------------------------------
                                    Name:  John D. Ferguson
                                    Title: Chief Executive Officer


                                    CCA PROPERTIES OF TEXAS, L.P.

                                    By       /s/ John D. Ferguson
                                       ----------------------------------------
                                    Name:  John D. Ferguson
                                    Title: Chief Executive Officer, CCA
                                    Properties of America, LLC, as
                                    General Partner


                                    TRANSCOR AMERICA LLC

                                    By       /s/ Todd J. Mullenger
                                       ---------------------------------------
                                    Name:  Todd J. Mullenger
                                    Title: Vice President, Treasurer